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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                       8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 4, 1999


                                PENDA CORPORATION
             (Exact name of registrant as specified in its charter)

          FLORIDA                    33-77728                  65-0463658
    (STATE OF INCORPORATION)   (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
                                                           IDENTIFICATION NO.)


                                 (608) 742-5301
              (Registrant's telephone number, including area code)






















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     Item 5.  Other Events.

              On October 29, 1999, Penda Glasstite, Inc., a wholly owned subsidiary of Penda Corporation, acquired substantially all of the assets of Glasstite Inc., a Minnesota corporation, a subsidiary of Raven Industries, Inc. Glasstite Inc. engaged in the business of manufacturing and selling fiberglass toppers, lids, and related accessories for motor vehicles.



     Item 7.  Financial Statements and Exhibits.

              Exhibits:

              99.1     Press Release, dated October 29, 1999.





                                    SIGNATURE



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                   By: /s/  Samuel Mostkoff
                                                            ---------------
                                                   Name:    Samuel Mostkoff
                                                   Title:   Vice President and
                                                            General Counsel
     Date: October 29, 1999















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                                  EXHIBIT INDEX



     Exhibit                        Description

     99.1               Press Release, dated October 29, 1999.



























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